UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2005

CAMDEN PROPERTY TRUST

(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Underwriting Agreement
Form of 5% Notes due 2015

Item 1.01 Entry into a Material Definitive Agreement.

     On June 2, 2005, Camden Property Trust, a Texas real estate investment trust (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Credit Suisse First Boston LLC and Comerica Securities, Inc. (the “Underwriters”) pursuant to which the Company agreed to issue and sell to the Underwriters $250,000,000 aggregate principal amount of its 5% Notes due 2015 (the “Notes”), which issuance and sale closed on June 7, 2005.

     The offering of the Notes is described in the Company’s Prospectus Supplement dated June 2, 2005 to the Company’s Prospectus dated February 25, 2003. The Notes were issued pursuant to the Company’s existing shelf registration statement.

     The Notes bear interest at 5% from June 7, 2005, with interest payable each June 15 and December 15 beginning December 15, 2005. The entire principal amount of the Notes is due on June 15, 2015. The Notes are redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the principal amount and accrued interest of the Notes being redeemed, plus a make-whole premium.

     The Notes were priced at a discount such that the Notes were offered to the public at 99.369% of their face amount. The Notes were issued under an Indenture between the Company and SunTrust Bank, as trustee.

     The Company intends to use the net proceeds of approximately $246.7 million from the sale of the Notes, after deducting the underwriting discount and other expenses, to repay an equal amount of the outstanding balance on its unsecured line of credit. Affiliates of some of the Underwriters are lenders under the line of credit and, upon application of the net proceeds from the offering of the Notes, each will receive its proportionate share of the amount of the line of credit to be repaid. In addition, in the ordinary course of their respective businesses, the Underwriters and their affiliates have engaged, and may in the future engage, in other commercial banking and/or investment banking transactions with the Company and its affiliates for which they have received, and will in the future receive, customary fees.

     The description herein of the Underwriting Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Underwriting Agreement filed as Exhibit 1.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Title
1.1	Form of Underwriting Agreement among the Company and the Underwriters dated June 2, 2005.

4.1	Indenture dated as of February 11, 2003 between the Company and SunTrust Bank, as trustee (filed as Exhibit 4.1 to the Company’s Registration Statement of Form S-3 (File No. 333-103119) filed with the Securities and Exchange Commission on February 12, 2003 and incorporated herein by reference).

4.2	Form of Camden Property Trust 5% Notes due 2015.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2005

CAMDEN PROPERTY TRUST
By:	/s/ Dennis M. Steen
Dennis M. Steen
Senior Vice President–Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Title
1.1*	Form of Underwriting Agreement among the Company and the Underwriters dated June 2, 2005.

4.1	Indenture dated as of February 11, 2003 between the Company and SunTrust Bank, as trustee (filed as Exhibit 4.1 to the Company’s Registration Statement of Form S-3 (File No. 333-103119) filed with the Securities and Exchange Commission on February 12, 2003 and incorporated herein by reference).

4.2*	Form of Camden Property Trust 5% Notes due 2015.

*	Filed herewith.